Interests in other entities	12 Months Ended
Dec. 31, 2024
Interests in Other Entities [Abstract]
Interests in other entities
28. Interests in other entities
Acquisitions during the current year
There were no acquisitions during the current year.
Acquisitions during the previous year
Simulus acquisition
On March 3, 2023, LZAP, signed a share purchase agreement with the vendors of Simulus, a leading hydrometallurgical laboratory and engineering company located in Perth, Australia.
The acquisition of Simulus was driven by a strategic rationale and as Lifezone estimated that it would have taken a number of years to build a comparable team with equivalent experience, create the corresponding laboratory setup, design, purchase and build the lab equipment and for it to be licensed. Simulus was Lifezone’s metallurgical laboratory of choice for years and the Simulus team have supported a number of studies and test work for the Kabanga Nickel Project and other projects, via numerous batch, pilot and engineering work.
Consequently, Lifezone chose to acquire Simulus rather than invest time and resources into developing a similar operation. To facilitate this acquisition, Lifezone offered a premium to Simulus shareholders as an incentive to sell. Lifezone had, and continued to have, confidence in the capability of the laboratory as Lifezone had a long-standing commercial relationship with Simulus.
Lifezone has had contracts with Simulus since 2010 and Simulus was Lifezone’s preferred laboratory and process design engineer. The acquisition allows Lifezone to shorten testing times, providing guaranteed capacity when Lifezone requires such and helps Lifezone control external costs and advance its research and development initiatives.
The transaction closed on July 18, 2023, for a total purchase consideration of $14.53 million comprising of a $1.0 million deposit paid on March 27, 2023, a cash consideration of $7.5 million paid on closing and 500,000 shares in Lifezone, fair valued at $12.06 per share, in exchange for 100% ownership of Simulus. The vendors were restricted from disposing of, transferring, or assigning their consideration shares for a period of six months from the completion of the Simulus acquisition. Transaction costs associated with this acquisition largely related to internal costs, external costs which were incurred were not material.
Simulus property, plant, and equipment acquired have been independently fair valued under IFRS 13, using the replacement cost method as the valuation technique. This valuation method has been selected due to the nature of the specialized, modified property, plant and equipment installed by Simulus over the years of operation. The replacement cost approach reflects the amount that would be required to replace or substitute an asset with similar service capacity.
Management, with the assistance of an independent valuation specialist, has assessed that no identifiable intangible assets existed, as a result of the Simulus acquisition, that met either of the following 1) separability criterion and are able to be independently valued, or 2) contractual-legal criterion and able to be independently valued.

$000’s
Assets acquired
Cash	427
Trade debtors	260
Prepayments	406
Property, plant and equipment (revalued)	4,926
Total assets acquired	6,019
Liabilities assumed
Trade creditors	(474)
Total liabilities assumed	(474)
Working capital adjustment	(35)
Total identifiable net assets at fair value	5,510
Consideration
Cash deposit (paid March 27, 2023)	1,000
Cash on completion (paid July 18, 2023)	7,500
Issue of shares in Lifezone	6,030
Total consideration	14,530

Goodwill arising on acquisition	9,020
Net cash flow resulting from the acquisition of Simulus amounted to $8.07 million, representing cash consideration paid by LZAP amounting to $8.5 million and the cash balance of the acquired entity amounting to $0.43 million.
Goodwill arising from the transaction has been impaired during the year ended December 31, 2024.